SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  __  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X] Preliminary Proxy Statement
[_] Confidential,  for Use of the Commission Only (as permitted by
    Rule  14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials [_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      THE DREYFUS THIRD CENTURY FUND, INC.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which the transaction applies:
            ................................................................
         2) Aggregate number of securities to which transaction applies:
            ................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
            ................................................................
         4) Proposed maximum aggregate value of transaction:
            ................................................................
         5) Total fee paid:
            ................................................................
[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
         .........................................................
         2) Form, Schedule or Registration Statement No.:
         .........................................................
         3) Filing Party:
         .........................................................
         4) Date Filed:
         .........................................................

                      The Dreyfus Third Century Fund, Inc.





May 19,1999





Dear Stockholder,

Enclosed please find a proxy statement describing certain proposed changes to the Fund's Charter which, among other things, would permit the Fund to offer multiple classes of shares. Fund stockholders of record as of May 17, 1999 are asked to vote on the proposal.

If Fund stockholders approve the proposal, the Fund will offer five new classes of shares and existing Fund shares will be designated as Class Z shares, thereby changing the Fund from a singleclass, no-load structure to a multi-class, load structure. The Fund currently expects to adopt the multiple class distribution structure on August 31, 1999 (the "Effective Date"). Holders of Fund shares on the day prior to the Effective Date will be eligible to purchase Class Z shares for their existing Fund accounts without the imposition of a sales charge. Also, the Fund's name would be changed to "The Dreyfus Premier Third Century Fund, Inc."

If you have any questions, you can contact a Dreyfus representative at 1-800-645-6561.

Sincerely,

/s/ Marie E. Connolly
---------------------
    Marie E. Connolly
    President

                      THE DREYFUS THIRD CENTURY FUND, INC.



                                Important Notice



Thank you for your interest in The Dreyfus Third Century Fund, Inc. Please note that the fund's prospectus and a prospectus supplement detailing several important changes potentially taking place to the fund are enclosed. Please read the prospectus and the supplement carefully before investing. The supplement notifies investors that he fund, subject to shareholder approval, will change from a single-class structure to a multi-class structure.

Fund shareholders will be asked to approve changes to the fund's Charter to, among other things, permit the fund to offer multiple classes of shares. If fund shareholders approve the proposal, the fund's existing class of shares will be closed to new investors on or about August 31, 1999 (the Effective Date).
However, new investors will be eligible to purchase fund shares prior to the Effective Date and to continue to purchase shares for their existing fund accounts after the Effective Date on a no-load basis.

Additionally, if the proposal is approved, the fund's name will change to The Dreyfus Premier Third Century Fund, Inc.









(C)1999, Dreyfus Service Corporation, Member NASD             May 1, 1999
Premier Mutual Fund Services, Distributor                      WS/035PRX

                      THE DREYFUS THIRD CENTURY FUND, INC.

           ----------------------------------------------------------


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

           ----------------------------------------------------------



To the Stockholders of
The Dreyfus Third Century Fund, Inc.


         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of The Dreyfus Third Century Fund, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation at 200 Park Avenue, 7th Floor West, New York, New York at 10:00 a.m. on August 3, 1999 (the "Meeting"), for the following purposes:

         1.   To approve an Amendment and Restatement of the Fund's Charter to:
                  a. Authorize the issuance of additional classes of shares of the Fund.
                  b. Revise the Corporate Purposes and Powers clause.
                  c. Establish that one-third of the Fund's outstanding shares constitutes a quorum.
                  d. Revise the liability and indemnification provisions to
                     reflect current Maryland law.
                  e. Reduce the par value of the Fund's shares from $0.33-1/3 per share to $.001 per share, with a commensurate reduction in the Fund's stated capital.

         2. To transact such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

         Proposal 1 is discussed in the Proxy Statement attached to this Notice. Each stockholder is invited to attend the Meeting in person. Stockholders of record at the close of business on May 17, 1999 will be entitled to receive notice of and to vote at the Meeting.

By Order of the Board of Directors


              Secretary
Dated:   May 19, 1999


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE PROXY STATEMENT CAREFULLY, AND SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE PROVIDED. EACH VOTE COUNTS, SO PLEASE RETURN YOUR PROXY CARD IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION.

                      THE DREYFUS THIRD CENTURY FUND, INC.

                                 PROXY STATEMENT

           ----------------------------------------------------------


                         SPECIAL MEETING OF STOCKHOLDERS

         This proxy statement (the "Proxy Statement") is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus Third Century Fund, Inc. (the "Fund") to be used at the Special Meeting of Stockholders of the Fund to be held on Tuesday, August 3, 1999 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor West, New York, New York (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Stockholders of record at the close of business on May 17, 1999 are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held. It is estimated that proxy materials will be mailed to stockholders of record on or about May 26, 1999. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

         The proposal to be voted upon by stockholders of the Fund is as follows:

         Proposal 1 - To approve an amendment and restatement of the Fund's Articles of Incorporation, as amended (the "Charter"), to (i) authorize the issuance of additional classes of shares of the Fund, (ii) revise the Corporate Purposes and Powers Clause, (iii) establish that one-third of the Fund's outstanding shares constitutes a quorum, (iv) revise the liability and indemnification provisions to reflect current Maryland law, and (v) reduce the par value of the Fund's shares from $0.33-1/3 per share to $.001 per share.

         Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unless instructions to the contrary are marked on the proxy card, the proxy will be voted in favor of the proposal. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or facsimile directed to the Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         A quorum for the Fund is constituted by the presence in person or by proxy of the holders of a majority of the Common Stock of the Fund issued and outstanding and entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal, or any other proposal properly brought before the Meeting, are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals presented to the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority (greater than 50%) of those shares represented at the Meeting in person or by proxy. A stockholder vote may be taken on the proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. On April 30, 1999, there were [ ] shares of Common Stock of the Fund outstanding and entitled to vote at the Meeting.

                    PROPOSAL 1. APPROVAL OF AN AMENDMENT AND
                        RESTATEMENT OF THE FUND'S CHARTER

         The Fund's Board of Directors has approved and recommends that stockholders approve a comprehensive amendment and restatement of the Fund's Charter. A copy of the proposed amendment and restatement of the Charter in the form being presented for approval, and as approved by the Board of Directors, is set forth as Exhibit A to this Proxy Statement. A composite of all provisions of the Fund's Charter currently in effect is set forth as Exhibit B to this Proxy
Statement. Certain material differences between the proposed amendment and restatement of the Fund's Charter and the existing Charter are described below. Stockholders are urged to review Exhibits A and B carefully. The Board of Directors believes that the proposed amendment and restatement of the Charter is in the best interests of the Fund and its stockholders.

(a)      Issuance of Additional Classes of Shares

         The Fund's Charter currently provides for the issuance of a single class of shares without a separate class designation. The Fund's Board of Directors recommends that Article FIFTH of the Charter be amended to permit the Directors, without further stockholder action, to cause to be issued one or more additional classes of shares having such preferences or special or relative rights and privileges as the Directors may determine, to the extent permitted under the Investment Company Act of 1940, as amended (the "Act").

         The purpose of the amendment would be to permit the Fund to take advantage of alternative methods of selling Fund shares. The Board of Directors believes that providing investors with alternative methods of purchasing Fund shares would (i) enable investors to choose the purchasing method which best suits their individual situation, thereby encouraging current stockholders to make additional investments in the Fund and attracting new investors and assets to the Fund, thus benefiting stockholders by increasing investment flexibility for the Fund and reducing operating expense ratios due to economies of scale;
(ii) facilitate distribution of the Fund's shares; and (iii) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

         If this amendment to the Charter is approved by stockholders, the Fund currently intends to offer six classes of shares--Class A, Class B, Class C, Class R, Class T and Class Z. The Fund currently expects to commence such offering on August 31, 1999. The currently existing class of shares will be designated as Class Z. Each Fund share, regardless of Class, will continue to represent an identical pro rata interest in the Fund's investment portfolio.

         Class Z (existing Fund shares) would be closed to new investors and for new accounts and would only be offered to shareholders of record of the Fund prior to the effective date of the proposed changes who will be able to continue to purchase Class Z shares for their existing accounts without the imposition of any sales charge. Class Z shares would continue to be subject to a shareholder services plan pursuant to which the Fund reimburses Dreyfus Service Corporation, an affiliate of Dreyfus, an amount not to exceed .25% annually of Class Z's average daily net assets for shareholder account service and maintenance.

         Class A shares would be subject to a maximum front-end sales load of 5.75%. The front-end sales load may be reduced or waived for certain Class A purchasers. Purchasers of Class A shares generally will be subject to the following front-end load schedule:



 Amount of Transaction                          Front-End Sales Load (Class A)
 ---------------------                          ------------------------------
Less than $50,000                                           5.75%
$50,000 to less than $100,000                               4.50%
$100,000 to less than $250,000                              3.50%
$250,000 to less than $500,000                              2.50%
$500,000 to less than $1,000,000                            2.00%
$1,000,000 or more                                          0.00%

         Investors purchasing Class A shares in an amount of $1,000,000 or more would not be subject to a front-end sales load, but would be subject to a back-end load of 1.0% if they redeemed such Class A shares within one year after purchase. Class A shares also would be subject to a shareholder services plan (the "Compensation Plan") pursuant to which the Fund would pay its distributor, Premier Mutual Fund Services, Inc. (the "Distributor"), a fee at the annual rate of .25% of the value of the average daily net assets of Class A for shareholder account service and maintenance, as described below.

         Class B shares would not be subject to a front-end sales load, but would be subject to a maximum back-end load of 4%. The amount of such back-end load would vary based on the number of years Class B shares are held prior to redemption as follows:


        Year Since Purchase               Back-End Load (Class B)
        -------------------               -----------------------
                 First                              4%
                 Second                             4%
                 Third                              3%
                 Fourth                             3%
                 Fifth                              2%
                 Sixth                              1%

         Class B shares would be subject to a distribution plan adopted pursuant to Rule 12b-1 under the Act (the "Distribution Plan") pursuant to which the Fund would pay the Distributor a fee at the annual rate of .75% of the value of the average daily net assets of Class B for distributing Class B shares. Class B shares would also be subject to the Compensation Plan (payable with respect to the net assets of such Class of shares).

         Class B shares would automatically convert to Class A shares (and would no longer be subject to Rule 12b-1 fees) approximately six years after the date on which such Class B shares were purchased. The conversion would be made based on the relative net asset values of Class A and Class B shares, without imposing any, load, fee or other charge.

         Class C shares would not be subject to a front-end sales load, but would be subject to a back-end load of 1.0%. The back-end load would apply to redemptions made within the first year after purchase. Class C shares would be subject to the same .75% Distribution Plan and .25% Compensation Plan as Class B (payable, for each plan, with respect to the net assets of such Class). Class C shares would not have a conversion feature.

         Class R shares would be offered at net asset value only to bank trust departments and other financial service providers acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship, and to charitable organizations as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. Class R shares would not be subject to any front-end or back-end sales load, or to any Rule 12b-1 distribution fee or shareholder servicing fee.

         Class T shares would be subject to a maximum front-end sales load of 4.50%. Purchasers of Class T shares generally will be subject to the following front-end load schedule:


  Amount of Transaction                         Front-End Sales Load (Class T)
  ---------------------                         ------------------------------
Less than $50,000                                          4.50%
$50,000 to less than $100,000                              4.00%
$100,000 to less than $250,000                             3.00%
$250,000 to less than $500,000                             2.00%
$500,000 to less than $1,000,000                           1.50%
$1,000,000 or more                                         0.00%

         Investors purchasing Class T shares in an amount of $1,000,000 or more would not be subject to a front-end sales load, but would be subject to a back-end load of 1.0% if they redeemed such Class T shares within one year after purchase. Class T shares would be subject to a distribution plan (the "Class T Distribution Plan") adopted pursuant to Rule 12b-1 under the Act pursuant to which the Fund will pay the Distributor a fee at the annual rate of .25% of the value of the average daily net assets of Class T for distributing Class T shares. The Distributor would be permitted to compensate banks, broker/dealers or other financial institutions that have entered into agreements with the Distributor ("Agents") for advertising, marketing and other distribution services for Class T shares. Class T shares would also be subject to the Compensation Plan (payable with respect to the net assets of such Class of shares).

         As indicated above, Class A, Class B, Class C and Class T shares would be subject to the Compensation Plan. Under the Compensation Plan, the Fund would pay the Distributor for the provision of certain services to the holders of Class A, Class B, Class C and Class T shares a fee at the annual rate of .25%
of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor would be permitted to pay Agents for providing these services. The Fund currently reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, the Fund's investment adviser, an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets for the provision of these services pursuant to a shareholder services plan which will remain in effect with respect to Class Z shares.

         Each Class of shares would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses of the Fund other than expenses specifically attributable to such Class. All classes of shares will vote together as a single class at meetings of stockholders, except that shares of a class which is affected by any matter in a manner materially different from shares of other classes will vote as a separate class and holders of shares of a class not affected by a matter will not vote on that matter.

         If the proposal is approved, the Fund's name will be changed to "The Dreyfus Premier Third Century Fund, Inc."
                           ---------------------------

         Each of the remaining changes described below is being made to standardize the provisions of the Fund's Charter with those of other funds in the Dreyfus Family of Funds that are organized as Maryland corporations.

(b)      Corporate Purposes and Powers

         The purposes for which the Fund was formed are described in Article THIRD of the current Charter. The proposed amendment to Article THIRD would generally update and expand the description of permitted investments under the Fund's business purpose clause to include certain instruments which are currently available for investment by the Fund. The amendment would not affect the Fund's current investment objectives or policies. The amendment, however, would give the Fund the flexibility to take advantage of investment opportunities currently available and those which may be available in the future.

(c)      Quorum

         The Board recommends amending the Charter to provide that the presence in person or by proxy of the holders of one-third of the shares of the Fund's stock entitled to vote would constitute a quorum at any meeting of stockholders. Currently, the Charter is silent as to quorum. Under Maryland law, unless the charter of a corporation provides otherwise, a majority of all votes entitled to be cast at a stockholders' meeting constitutes a quorum. Establishing that one-third of the Fund's outstanding shares constitutes a quorum should enable the Fund to conduct future stockholders' meetings without incurring the increased burden and expense of soliciting votes from at least a majority of the Fund's shares in order to achieve a quorum. The amendment would not affect the number of shares required to adopt proposals under Maryland law or the Act.

(d)      Liability and Indemnification of Directors and Officers

         After the Fund was organized, the Maryland General Corporation Law was revised to permit a Maryland corporation to limit the liability of its directors and officers under certain circumstances and to broaden the indemnification which a Maryland corporation may make available to its directors and officers. The Fund's Board of Directors has approved and recommends that stockholders approve an amendment to the Fund's Charter to reflect current Maryland law.

         Maryland law is similar to the laws of most other states, including Delaware, which limit the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers and resulting increased cost and limited availability of liability insurance for directors and officers. Concerns also have been raised about the willingness of qualified persons to serve as directors and officers and the potential for adverse effects on decision making by persons who serve as directors and officers.

         The proposed amendment to the Charter would provide that to the fullest extent permitted by Maryland law, but subject to the provisions of the Act and related limitations described below, no director or officer of the Fund shall have any liability to the Fund or its stockholders for money damages. The proposed amendment would provide, however, that it would not protect or purport to protect any director or officer of the Fund (i) against any liability for noncompliance with any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Act or of any valid rule, regulation or order of the Securities and Exchange Commission ("SEC") under said Acts, or (ii) against any liability to the Fund or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). The Act provides that the articles of incorporation of an investment company may not contain any provision which so protects or purports to protect any director or officer of an investment company with respect to such disabling conduct. The proposed amendment also would require that, subject to the provisions of the Act and such provisions with respect to disabling conduct, the Fund indemnify and advance expenses to its directors and officers to the fullest extent that indemnification of directors is permitted by Maryland law. The amendment would amend the existing Article SEVENTH of the Charter with respect to indemnification and advances.

         If the proposed amendment is approved by stockholders, the Fund's directors and officers would continue to have personal liability for damages in suits brought by or on behalf of the Fund in circumstances in which the Maryland General Corporation Law, the Act or Securities Act does not permit their personal liability to be limited, as follows: (a) under the Maryland General Corporation Law, to the extent that (i) it is proved that a director or officer received an improper benefit or profit in money, property or services, for the amount of such improper benefit or profit, or (ii) a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that his action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; and (b) under the Act or the Securities Act, to the extent that such proposed amendment would be effective to (i) require a waiver of compliance with any provision of the Act or the Securities Act or of any valid rule, regulation or order of the SEC under those Acts, or (ii) protect or purport to protect any director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In circumstances in which the personal liability of directors and officers is limited, claims made by or on behalf of the Fund against them would be limited to equitable remedies such as injunction.

         The proposed amendment would apply only to claims against a director or officer arising out of his role as a director or officer, not to his responsibilities under other laws. It will not limit possible liability to third parties (acting in a capacity other than as a stockholder) under tort or contract law, and will not apply with respect to events or omissions occurring prior to February 8, 1988, the effective date of the revised Maryland law.

         Under Maryland law, indemnification against judgments, penalties, fines, settlements and reasonable expenses may be available to a director unless his act or omission was material to the cause of action, and was committed in bad faith or was the result of active and deliberate dishonesty, or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his act or omission was unlawful). Indemnification may be made against amounts recoverable by settlement of suits brought by or in the right of a corporation, except where the individual is adjudged liable to the corporation. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. The law also provides that a corporation, in addition to providing insurance, may fund its indemnification obligations with trust funds, letters of credit or surety bonds. Advances of reasonable expenses by a corporation in the course of litigation will be permitted (upon the undertaking of the director to repay such sums if indemnification is ultimately denied and a written affirmation of the director's good faith belief that the standard of conduct necessary for indemnification has been met) without a preliminary determination as to the ultimate entitlement of the director to be indemnified. Officers, employees and agents may be indemnified to the same extent as directors and to such further extent as is consistent with law.

         As discussed above, the SEC's Division of Investment Management is of the view that an indemnification provision in an investment company's articles of incorporation or by-laws would not violate the relevant provisions of the Act if (a) it precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of disabling conduct, and (b) it sets forth "reasonable and fair means" for determining whether indemnification shall be made. The Fund's By-Laws currently provide that indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) vote of a majority of a quorum of the directors of the Fund who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the Act, nor parties to the proceeding ("disinterested non-party directors"), or (ii) an independent legal counsel in a written opinion. In addition, pursuant to the view of the SEC's Division of Investment Management, the Fund's By-Laws currently provide that the Fund may make advances to a current or former director or officer of the Fund claiming indemnification for payment of the reasonable expenses incurred by him in conjunction with proceedings to which he is a party, provided that, among other things, the person seeking indemnification shall provide to the Fund a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct necessary for indemnification has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the Fund for his undertaking; (b) the Fund is insured against losses arising by reason of any lawful advance; or (c) a majority of the disinterested non-party directors of the Fund, or independent legal counsel in a written opinion, shall determine that, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification ultimately will be found to be entitled to indemnification.

         It is expected that the Fund's By-Laws will continue to contain these limitations and conditions with respect to indemnification of and payment of advances to current and former directors and officers.

         If Maryland law is subsequently amended so as to permit further limitation of the monetary liability of directors and officers, then under the proposed amendment such liability will be limited to the fullest extent permitted (but subject to the limitations described above with respect to the Securities Act, the Act and disabling conduct by a director or officer) without further action by the Fund's stockholders. The Fund is not aware of any proposed or anticipated changes to Maryland law which would affect the personal liability or indemnification of directors or officers of Maryland corporations. The proposed amendment to the Charter would assure directors and officers that its protections could not subsequently be withdrawn with respect to actions arising from events or omissions occurring prior to withdrawal.

         Under the new provisions, in certain circumstances, the Fund and its stockholders will lose the right to recover monetary damages from directors and officers who might otherwise have been found liable. In addition, directors and officers may be entitled to more liberal indemnification from the Fund in suits brought by or in the right of the Fund. To the extent that certain claims against directors and officers involving a breach of duty are limited to equitable remedies, the proposed amendment may result in a reduced likelihood of derivative litigation and may discourage the initiation of suits against directors and officers for breach of their duty of care.

         As to the indemnification provisions described above, it is the opinion of the SEC that, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and certain others, such indemnification is against public policy and is unenforceable.

         No litigation of the type covered by the proposed amendment is currently pending or threatened against any director or officer of the Fund. No occasion has arisen in which the Fund was required to pay any amount in indemnification of any director or officer of the Fund. In addition, although the Fund has not experienced difficulty in attracting and retaining highly qualified directors and officers, the Board believes that the proposed amendment will enhance its ability to attract and retain such directors and officers in the future.

         The Board or Directors believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of the Fund with the reduced threat of personal liability, the proposed amendment is in the best interest of the Fund and its stockholders. Although the current directors of the Fund may personally benefit from the adoption of this proposed amendment and are thus subject to a conflict of interest in proposing its approval, the Board believes, for the reasons stated above, that approval of this proposed amendment is in the best interest of the Fund and its stockholders.

(e)      Reduction of Par Value

         The Fund's shares currently have a par value of $0.33-1/3 per share. The proposed amendment to Article FIFTH would reduce the par value to $.001 per share. Such reduction in the par value would make it less costly for the Fund to increase its authorized shares in the future because the fee imposed by Maryland authorities on increases in the Fund's authorized shares is based on its aggregate par value. The reduction in par value would have the effect of reducing the Fund's stated capital with a commensurate increase in its capital surplus.

Required Vote and Directors' Recommendation

         Approval of this proposal requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. If stockholders of the Fund do not approve the proposed Charter amendment and restatement, the Fund's existing Charter will remain in effect.

    THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS,
        RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT
                      AND RESTATEMENT OF THE FUND'S CHARTER


                             ADDITIONAL INFORMATION

                               INVESTMENT ADVISER

         Dreyfus, located at 200 Park Avenue, New York, New York 10166, provides investment advisory services to the Fund under the terms of an investment advisory agreement with the Fund.

                                   DISTRIBUTOR

         Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor (the "Distributor"). The Distributor is a subsidiary of the Boston Institutional Group, Inc. The Fund sells its shares on a continuous basis through the Distributor, as agent. The Distributor is not obligated to sell a particular amount of shares.

                            OWNERSHIP OF FUND SHARES

         To the best knowledge of the Fund, as of April 30, 1999, the name, address and share ownership of each person who owned beneficially or of record 5% or more of the Fund's outstanding voting securities were:


Name and Address of Owner        Number of Shares           Percentage of Shares
                                                                  Outstanding



         As of April 30, 1999, the percentage of shares beneficially owned by all Board members and officers as a group did not exceed one percent of the Fund's shares outstanding.

                                  OTHER MATTERS

         If a proxy, which is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, but have the effect of a negative vote on the matter which requires approval by the requisite percentage of the outstanding shares.

         The Fund's Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

         The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies primarily by contacting stockholders by telephone and telegram, which would cost approximately $100,000 and would be borne by the Fund. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

         Unless otherwise required under the Act, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. As a result, the Fund's stockholders will not consider each year the election of directors or the appointment of auditors. However, the Fund's Board will call a meeting of its stockholders for the purpose of electing directors if, at any time, less than a majority of the directors then holding office have been elected by stockholders. Under the Fund's By-laws, the directors are required to call a meeting of stockholders for the purpose of voting upon the question of removal of any such directors when requested in writing to do so by the stockholders of record of not less than 10% of the Fund's outstanding shares. Stockholders wishing to submit proposals for inclusion in the Fund's proxy statement for a subsequent stockholder meeting should send their written submissions to the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166,
Attention: General Counsel.

                       NOTICE TO BANKS, BROKER/DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Fund by calling 1-800-645-6561 whether other persons are the beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

Dated: May 19, 1999

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

         THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO STOCKHOLDERS, TO ANY STOCKHOLDER UPON REQUEST. THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO STOCKHOLDERS MAY BE OBTAINED FROM THE FUND BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144 OR BY CALLING 1-800-645-6561.

                                    Exhibit A


                                PROPOSED ARTICLES

                                       OF

                            AMENDMENT AND RESTATEMENT

                          ----------------------------


     FIRST: The name of the corporation (hereinafter called the "corporation") is The Dreyfus Third Century Fund, Inc.

     SECOND: The corporation is formed for the following purpose or purposes:

     (a) to conduct, operate and carry on the business of an investment company;

         (b) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, purchase on margin, own, hold, pledge, sell, assign, transfer, lend, write options on, effect short sales of, exchange, distribute or otherwise dispose of and deal in and with, securities of every nature, kind, character, type and from, including without limitation of the generality of the foregoing, all types of stocks, shares, bonds, debentures, obligations, notes, bills and other negotiable and non-negotiable instruments, evidences of interest, evidences of indebtedness, certificates of interest, certificates of participation, certificates of deposit, certificates, interests, evidences of ownership, guarantees, warrants or options, issued or created by any and all corporations, associations, trusts, entities or persons, public or private, whether incorporated, created, established or organized under the laws of the United States of America, any of the States of the United States of America, or any territory or district or colony or possession thereof, or under the laws of any foreign country, and including domestic and foreign government and municipal securities and obligations, bank acceptances, commercial paper and secured call loans; to pay for the same in cash or by the issue of stock, including treasury stock, bonds or notes of the corporation or otherwise; and to exercise any and all the rights, powers and privileges of ownership or interest in respect of any and all such securities of every kind and description, including, without limitation, the right to vote thereon and to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any said rights, powers and privileges in respect of any said securities.

         (c) to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the corporation, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

         (d) to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, shares of stock of the corporation, including shares of stock of the corporation in fractional denominations, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of shares of stock of the corporation any funds or property of the corporation whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the State of Maryland.

         (e) to conduct its business, promote its purposes and carry on its operations in any and all of its branches and maintain offices both within and without the State of Maryland, in any States of the United States of America, in the District of Columbia and in any other parts of the world; and

         (f) to do all and everything necessary, suitable, convenient, or proper for the conduct, promotion, and attainment of any of the businesses and purposes herein specified or which at any time may be incidental thereto or may appear conducive to or expedient for the accomplishment of any of such businesses and purposes and which might be engaged in or carried on by a corporation incorporated or organized under the General Corporation Law, and to have and exercise all of the powers conferred by the laws of the State of Maryland upon corporations incorporated or organized under the General Corporation Law.

                  The foregoing provisions of this Article SECOND shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article SECOND, be in no wise limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of these Articles of Incorporation; provided, that the corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Maryland which, under the laws thereof, the corporation may not lawfully conduct, promote, or exercise.

                  THIRD: The post office address, including street and number, if any, and the city or county of the principal office of the corporation within the State of Maryland, and of the resident agent of the corporation within the State of Maryland, is The Corporation Trust Incorporated, First Maryland
Building, 25 South Charles Street, Baltimore, Maryland 21201. The words "principal office" and "resident agent" as used herein shall have the meanings ascribed to them by the General Corporation Law.

                  FOURTH:           (1)  The total number of shares of stock
which the corporation has authority to issue is one hundred fifty million shares (150,000,000 ) of Common Stock, all of which are of a par value of one tenth of one cent ($.001) each.

                  (2) The aggregate par value of all the authorized shares of stock is one hundred fifty thousand dollars ($150,000.00).

                  (3) The Board of Directors of the corporation is authorized, from time to time, to fix the price or the minimum price or the consideration or minimum consideration for, and to authorize the issuance of, the shares of stock of the corporation and securities convertible into shares of stock of the corporation.

                  (4) The Board of Directors of the corporation is authorized, from time to time, to classify or to reclassify, as the case may be, any unissued shares of stock of the corporation by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of the stock.

                  (5) Subject to the power of the Board of Directors to classify and reclassify unissued shares, the shares of each class of stock of the corporation shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

                           (a)      (i)     All consideration received by the
corporation for the issuance or sale of shares of any class together with all income, earnings, profits and proceeds thereof, shall irrevocably belong to such class for all purposes, subject only to the rights of creditors and to the effect of the conversion of shares of any class of stock into another class of stock of the corporation, and are herein referred to as "assets belonging to" such class.

                                    (ii)    The assets belonging to such class
shall be charged with the liabilities of the corporation in respect of such class and with such class's share of the general liabilities of the corporation, in the latter case in proportion that the net asset value of such class bears to the net asset value of all classes or in such other manner as may be determined by the Board of Directors in accordance with law. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, to a class.

                                    (iii) Dividends or  distributions  on shares
of each class, whether payable in stock or cash, shall be paid only out of earnings, surplus or other assets belonging to such class.

                                    (iv)  In the  event  of the  liquidation  or
dissolution of the corporation, stockholders of each class shall be entitled to receive, as a class, out of the assets of the corporation available for distribution to stockholders, the assets belonging to such class and the assets so distributable to the stockholders of such class shall be distributed among such stockholders in proportion to the number of shares of such class held by them.

                           (b)      A class may be invested with one or more
other classes in a common investment portfolio. Notwithstanding the provisions of paragraph (5)(a) of this Article FOURTH, if two or more classes are invested in a common investment portfolio, the shares of each such class of stock of the corporation shall be subject to the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock invested in a different investment portfolio, shall also be subject to the provisions of paragraph
(5)(a) of this Article FOURTH at the portfolio level as if the classes invested in the common investment portfolio were one class:

                                    (i)     The income and expenses of the
investment portfolio shall be allocated among the classes invested in the investment portfolio in accordance with the number of shares outstanding of each such class or as otherwise determined by the Board of Directors in accordance with law.

                                    (ii)  As  more   fully  set  forth  in  this
paragraph (5)(b) of Article
FOURTH, the liabilities and expenses of the classes invested in the same investment portfolio shall be determined separately from those of each other and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the corporation to holders of shares of the corporation's stock may vary from class to class invested in the same investment portfolio. Except for these differences and certain other differences set forth in this paragraph (5) of Article FOURTH or elsewhere in these Articles of Incorporation, the classes invested in the same investment portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

                                    (iii) The  dividends  and  distributions  of
investment income and capital gains with respect to the classes invested in the same investment portfolio shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes invested in the same investment portfolio to reflect differing allocations of the expenses of the corporation among the classes and any resultant differences between the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the corporation among the classes shall be determined by the Board of Directors in a manner that is consistent with applicable law.

                           (c)      Except as set forth below, on each matter
submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each share standing in his name on the books of the corporation irrespective of the class thereof. All holders of shares of stock shall vote as a single class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, or except with respect to any matter which affects only one or more classes of stock, in which case only the holders of shares of the class or classes affected shall be entitled to vote.

                           (d)      The proceeds of the redemption of the shares
of any class of stock of the corporation may be reduced by the amount of any contingent deferred sales charge or other charge (which charges may vary within and among the classes) payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the Investment Company Act of 1940, as amended, and applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

                           (e)      At such times as may be determined by the
Board of Directors (or with the authorization of the Board of Directors, by the officers of the corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder and applicable rules and regulations of the NASD and reflected in the corporation's current registration statement, shares of a particular class of stock of the corporation may be automatically converted into shares of another class of stock of the corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the corporation) and reflected in the corporation's current registration statement as aforesaid.

                  Except as provided above, all provisions of the Articles of Incorporation relating to stock of the corporation shall apply to shares of, and to the holders of, all classes of stock.

                  (6) Notwithstanding any provisions of the General Corporation Law requiring a greater proportion than a majority of the votes of stockholders entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of at least a majority of the aggregate number of votes entitled to be cast thereon.

                  (7) The presence in person or by proxy of the holders of one-third of the shares of stock of the corporation entitled to vote (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as class on the matter shall constitute a quorum.

                  (8) The corporation may issue shares of its stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the corporation.

                  (9) All shares of stock of the corporation now or hereafter authorized shall be "subject to redemption" and "redeemable", in the sense used in the General Corporation Law authorizing the formation of corporations, at the redemption or repurchase price for any such shares, determined in the manner set out in these Articles of Incorporation or in any amendment thereto; provided, however, that the corporation shall have the right, at its option, to refuse to redeem the shares of stock at less than the par value thereof. In the absence of any specification as to the purpose for which shares of stock of the corporation are redeemed, shares so redeemed shall be deemed to be "purchased for retirement" in the sense contemplated by the laws of the State of

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Maryland and the number of authorized  shares of stock of the corporation  shall not be reduced by the number of any shares repurchased by it.

                  (10) No holder of any shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

                  FIFTH: (1) The number of directors of the corporation, until such number shall be increased or decreased pursuant to the by-laws of the corporation, is three (3). The number of directors shall never be less than the number prescribed by the General Corporation Law.

                  (2) The names of the persons who currently act as directors of the corporation and will do so until their respective successors are duly chosen and qualify are as follows:

                  Clifford L. Alexander, Jr.
                  Lucy Wilson Benson
                  Joseph S. DiMartino

This list will be adjusted for any change in the current Board of Directors of the corporation that occurs prior to the Articles of Amendment and Restatement becoming effective.

                  (3) The power to make, alter, and repeal the by-laws of the corporation shall be vested exclusively in the Board of Directors of the corporation.

                  (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to: the amount of the assets, debts, obligations, or liabilities of the corporation or belonging to, or attributable to any class of shares of the corporation; the amount of any reserves or charges set up and the propriety thereof; the time of or purpose for creating such reserves or charges; the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged); the value of any investment or fair value of any other asset of the corporation; the amount of net investment income; the number of shares of stock outstanding; the estimated expense in connection with purchases or redemptions of the corporation's stock; the ability to liquidate investments in orderly fashion; the extent to which it is practicable to deliver a cross-section of the portfolio of the corporation in

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payment for any such shares,  or as to any other matters  relating to the issue,
sale,   purchase,   redemption   and/or  other  acquisition  or  disposition  of
investments or shares of the corporation, or the determination of the net asset value of shares of the corporation shall be final and conclusive, and shall be binding upon the corporation and all holders of its shares, past, present and future, and shares of the corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

                  SIXTH: (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  (2) The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors and advancement of expenses to directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

                  (3) No provision of this Article SIXTH shall be effective to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence and reckless disregard of the duties involved in the conduct of his or her office.

                  (4) References to the Maryland General Corporation Law in this Article SIXTH are to the law as from time to time amended. No amendment to the Articles of Incorporation of the corporation shall affect any right of any person under this Article SIXTH based on any event, omission or proceeding prior to such amendment.

                  SEVENTH: Any holder of shares of stock of the corporation shall be entitled to require the corporation to repurchase and the corporation shall be obligated to repurchase at the option of such holder all or any part of the shares of stock of the corporation owned by said holder, at the repurchase price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

         (a) Certificates (if issued) for shares of stock shall be presented for repurchase in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose and there shall be presented a written request that the corporation repurchase all or any part of the shares represented thereby;

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         (b) The  repurchase  price per share  shall be the net asset  value per share as determined by the corporation at such time or times as the Board of Directors of the corporation shall designate in accordance with any provision of the Investment Company Act of 1940, as amended, any rule or regulation thereunder or exemption or exception therefrom, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934.

         (c) Net asset value per share of a class shall be determined by dividing:


                           (i) The total value of the assets  belonging  to such
                  class or, in the case of a class invested in a common investment portfolio with other classes, such class's proportionate share of the total value of the assets belonging to the common investment portfolio, such value determined as provided in Subsection (d) below less, to the extent determined by or pursuant to the direction of the Board of Directors, all debts, obligations and liabilities of such class (which debts, obligations and liabilities shall include, without limitation of the generality of the foregoing, any and all debts, obligations, liabilities, or claims, of any and every kind and nature, fixed, accrued and otherwise, including the estimated accrued expenses of management and supervision, administration and distribution and any reserves or charges for any or all of the foregoing, whether for taxes, expenses or otherwise) but excluding such class's liability upon its shares and its surplus, by

                           (ii) The total number of shares of such class outstanding. The Board of Directors is empowered, in its absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary in order to enable the corporation to comply with, or are deemed by it to be desirable provided they are not inconsistent with, any provision of the Investment Company Act of 1940, as amended, or any rule or regulation thereunder.

         (d) In determining for the purposes of these Articles of Incorporation the total value of the assets of the corporation at any time, investments and any other assets of the corporation shall be valued in such manner as may be determined from time to time by the Board of Directors.

         (e) Payment of the repurchase price by the corporation may be made either in cash or in securities or other assets at the time owned by the corporation or partly in cash and partly in securities or other assets at the time owned by the corporation. The value of any part of such payment to be made in securities or other assets of the corporation shall be the value employed in

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determining the repurchase price.  Payment of the repurchase price shall be made on or before the seventh day following the day on which the shares are properly presented for repurchase hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made, and, except as postponement of the date of payment may be permissible under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  The corporation, pursuant to resolution of the Board of Directors, may deduct from the payment made for any shares repurchased a liquidating charge not in excess of five per cent (5%) of the repurchase price of the shares so repurchased, and the Board of Directors may alter or suspend any such liquidating charge from time to time.

         (f) The right of any holder of shares of stock repurchased by the corporation as provided in this Article SEVENTH to receive dividends or distributions thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the repurchase price of such shares is determined, except the right of such holder to receive (i) the repurchase price of such shares from the corporation in accordance with the provisions hereof, and (ii) any dividend or distribution to which such holder had previously become entitled as the record holder of such shares on the record date for such dividend or distribution.

         (g) Repurchase of shares of stock by the corporation is conditional upon the corporation having funds or property legally available therefor.

         (h) The corporation, either directly or through an agent, may repurchase its shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the corporation at such time or times as the Board of Directors of the corporation shall designate, less a charge not to exceed five per cent (5%) of such net asset value, if and as fixed by resolution of the Board of Directors of the corporation from time to time, and take all other steps deemed necessary or advisable in connection therewith.

         (i) The corporation, pursuant to resolution of the Board of Directors, may cause the repurchase, upon the terms set forth in such resolution and in subsections (a) through (g) and subsection (j) of this Article SEVENTH, of shares of stock owned by stockholders whose shares have an aggregate net asset value of five hundred dollars or less. The corporation, at its option, pursuant to resolution of the Board of Directors, also may so cause the redemption of outstanding shares of stock of any class if the Board of Directors has determined that it is in the best interests of the corporation and its stockholders to discontinue issuance of shares of stock of such class. Notwithstanding any other provision of this Article SEVENTH, if certificates representing such shares have been issued, the repurchase price need not be paid by the corporation until such certificates are presented in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose; however, the repurchase shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made.

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         (j) The  obligations set forth in this Article SEVENTH may be suspended or postponed as may be permissible under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  EIGHTH: From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed, and other provisions authorized by the General Corporation Law at the time in force may be added or inserted in the manner and at the time prescribed by said Law, and all rights at any time conferred upon the stockholders of the corporation by these Articles of Incorporation are granted subject to the provisions of this Article.



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